Fair Value Disclosures	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures.
Fair Value Disclosures

6. Fair Value Disclosures

The following table presents the Group’s financial instruments by level within the fair value hierarchy:

	Fair Value Measurement Using
	Level 1	Level 2	Level 3	Total
	(in US$’000)
As of December 31, 2016
Cash and cash equivalents	79,431	—	—	79,431
Short-term investments	24,270	—	—	24,270
As of December 31, 2015
Cash and cash equivalents	31,941	—	—	31,941

Accounts receivable, other receivables, amounts due from related parties, accounts payable and amounts due to related parties are carried at cost, which approximates fair value due to the short-term nature of these financial instruments and are therefore, excluded from the above table. The carrying values of bank borrowings also approximate their fair values.